NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of TV
Communications Network, Inc. (The "Company") will be held at the TVCN Building, 10020 East Girard Avenue,
Suite 301, Denver, Colorado, 80231, on Tuesday, October
16, 1997 at 10:00 a.m. MDT time for the following purposes:

(1)  To elect the following three (3) Directors:
          Omar A. Duwaik
          Armand DePizzol
          Dennis J. Horner

(2)     To ratify management's decision to issue
17,953,321 shares of TVCN restricted common stock in exchange for all the issued and outstanding stock of MDA of Georgia, Inc.

(3) To ratify management's decision to sell the Rome, Georgia Four Channel E-Group MMDS License to
BellSouth Wireless Cable, Inc. for Two Million Dollars
($2,000,000.00) in cash.

(4) To ratify the Management decision to retain the services of the auditing firm of Ehrhardt, Keefe, Steiner & Hottman, P.C.

Proxy material will be mailed on or about September 24, 1997. The date of record is September 22, 1997.

     Stockholders of record at the close of business on September 22, 1997 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

                       By order of the Board of Directors,



                               Dennis J. Horner, Secretary

September 22, 1997
Denver, Colorado

IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE
ANNUAL MEETING, ACCORDINGLY, YOU ARE URGED TO COMPLETE,
SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE
ENCLOSED ENVELOPE.  IF YOU SO CHOOSE, YOU MAY VOTE YOUR
SHARES IN PERSON AT THE ANNUAL MEETING.

THIS REPORT DOES NOT PURPORT THAT THE SECURITIES AND
EXCHANGE COMMISSION ("SEC") HAS APPROVED OR DISAPPROVED
ANY OF THIS REPORT OR PASSED UPON ITS ACCURACY OR
ADEQUACY.

TV COMMUNICATIONS NETWORK, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
October 16, 1997

VOTING SECURITIES, PRINCIPAL HOLDERS AND PROXIES

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of TV Communications Network, Inc.
(The "Company" or "TVCN" or the "Registrant") for use at the Annual Meeting of Shareholders to be held on Thursday, October 16, 1997. All valid proxies received prior to the meeting will be voted. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, will be voted for the election of each of the individuals nominated by the Board of Directors and in favor of the other proposals set forth in the Notice of Annual Meeting of Shareholders. A shareholder who has given a proxy may revoke it at any time prior to such proxy being voted at the meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy.

     The Board of Directors has fixed September 22,
1997 as the record date for the determination of stockholders entitled to vote at the Annual Meeting.
Only shareholders of record as of the close of business on September 22, 1997 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof. Shares may be voted at the meeting in person or by proxy. At the Record Date, there were outstanding and entitled to vote 41,188,454 shares of the Common Stock of the Company. Each share is entitled to one vote. The election of directors as well as the adoption of Proposals 2 through 4 requires the affirmative vote of the holders of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote.

     All costs of solicitation of proxies will be borne by the Company. In addition to the use of the mails, arrangements also may be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation material to the beneficial owners thereof.
The Company will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. The costs of the solicitation of proxies will be between $15,000 and $20,000. The amounts being spent include attorneys' fees, accountants' fees, solicitors' time, printing costs, postage, and other incidental expenses.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     Shareholders of record as of the close of business on September 22, 1997 (the "Record Date"), will be entitled to notice of and to vote at the Annual
Meeting.  As of the Record Date there were outstanding
41,188,454 issued shares of the Company's $0.0005 a value common stock (hereinafter called "Common Stock"), each of which is entitled to one vote on all matters which may come before the meeting. Cumulative voting is prohibited. The Company has no other class of voting securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

     The following table sets forth the number of
shares of the Company's common stock owned
beneficially, as of the Record Date, by Management and
by each person known by the Company to have owned
beneficially more than five percent of such shares then
outstanding:
                                             Percentage of
Name and Address of   Amount and Nature of      Class
Beneficial Owner      Beneficial Ownership   Beneficially Owned

Omar Duwaik (1)       33,230,677/Common Stock   80.67%
12483 E. Cedar Crcl   Sole Owner
Aurora,  CO  80012

Armand DePizzol (1)   None                         **

Dennis J. Horner (1)  1,000                        **

Barry Arrington       None                         **

All officers and
Directors as a group  33,231,677                80.68%
(Four in number)

Taher M. Aldweik*     950,233/Common Stock       5.29%
Hayy Al Hussein       Sole Owner
Box 11368
Alzarka,  Jordan

CEDE & Company        1,929,381/Common Stock    10.73%
Box 20                Depository Holder
Bowling Green Station
New York,  NY  10004

Total as a Group      12,903,970                71.77%
(Six in number)

 * Taher Aldweik is the brother of Omar A. Duwaik
(President).
** Less Than 1%

(1) These persons being those making the solicitation of proxies by mail.

PROPOSAL 1 - ELECTION OF DIRECTORS


     The persons named in the enclosed proxy will vote to elect as directors the persons identified below, as nominees, for a one-year term expiring in 1998 unless authority to vote for the election of directors is withheld by marking the proxy to that effect.

     In the event that any nominee for election should become unavailable, the person acting under the proxy may vote for the election of a substitute. Management has no reason to believe that any nominee will become unavailable. In the event this proposal is not passed, then the Company will propose that the three previous directors be re-elected. Other nominations may be made by eligible shareholders. The three nominees with the most votes will be elected directors.

     The information about each director and his beneficial ownership of shares of the Common Stock of the Company as of the Record Date is as follows:

                                           Beneficial Ownership
Nominees for                                         Percent of
Director For Terms  Principal Occupations   No. of  Outstanding
Expiring in 1996    During Past Five Years  Shares Common Stock

Omar A. Duwaik      Chairman of the Board,  33,230,677   80.67%
  Director since    Chief Executive Officer
  1987              and President
  Age 53

Dennis J. Horner    Vice President of            1,000    0.01%
  Age 50            Finance,Controller,
                    and Treasurer since
                    Feb. 1994
                    Controller for Ryan-Murphy,
                    Inc., BCS, Inc., and American
                    Medco

Armand DePizzol     Director                         0       0%
  Director
  Age 65

     Omar Duwaik has been the President, CEO and Director of TVCN since its inception on July 7, 1987.
Mr. Duwaik has been involved in the telecommunications, aerospace and electronic industries for the past 25 years. In 1980, Mr. Duwaik joined Multichannel
Distribution of America ("MDA"), Inc. in Denver as its president. In 1983, MDA submitted 413 MMDS applications to the FCC, of which 71 were granted to MDA, with no competition, and through a lottery process, about forty more conditional licenses were granted by the FCC. For MDA, Mr. Duwaik constructed the first MMDS station in San Luis Obispo, California.
Under his direction, three more MMDS stations were constructed in Kansas and Alabama. By 1994, TVCN had ten of these wireless cable TV stations, of which three were sold for about 17.5 million dollars. Mr. Duwaik received a BS Degree in Electrical Engineering, and a BS Degree in Computer Science and an MS Degree in
Electrical Engineering Communications from Oregon State
University in 1971. Mr. Duwaik owns 33,230,677 shares of common stock. Mr. Duwaik is employed on a full time basis with the Company and is compensated at the rate of $108,000.00 a year.

     Dennis J. Horner - Vice President of Finance,
Controller, Secretary and Treasurer. Mr. Horner joined the Company in February, 1994. Mr. Horner received his
Bachelor of Science Degree in December, 1970, from
Metropolitan State College.  Mr. Horner received his
Master of Business Administration Degree from the
University of Colorado in December, 1974. Mr. Horner continued his education at the University of Colorado from September, 1977, to June, 1980, majoring in accounting. Mr. Horner became a Certified Public
Accountant in the State of Colorado in 1983.  Mr.
Horner also studied at the Colorado School of Mines from September, 1965, to June, 1968. Mr. Horner has twenty-four years working experience. He has four years as assistant controller and five years as controller for Ryan-Murphy, Inc., BCS, Inc., and
American Medco. Mr. Horner is employed on a full-time basis with the Company and is compensated at the rate of $50,793 per year.

     Armand L. DePizzol - President of Alert Systems and CEO of National Direct Connect Corporation. Mr.
DePizzol holds an MA in Economics and a BS in Business
Administration.  He was President of American
Technology & Information, Inc. ("AT&I") from 1984 -
1987 and was in charge of all operations for that company. This was during the period when AT&I built the very first wireless multichannel TV station in the country. Prior to that, Mr. DePizzol spent seven years overseas with the International Department of CitiBank of New York. During this period he conducted extensive credit and operational examinations of some thirty foreign bank branches. Mr. DePizzol was also employed by the Federal Reserve Bank. He was the first bank examiner to uncover a major defalcation in the international department of a foreign bank branch located on the West Coast. He acted as a consultant to the First of Denver Bank, currently First Interstate
Bank.  Mr. DePizzol is also a financial advisor.
Recently, he directed the growth of a transportation company from nine units to more than forty units within a six month period. He has helped obtain financing for several turn-around companies and he also holds various patents.

     Currently, the Company has no standing Audit, Nominating or Compensation committees or committees that perform similar functions, other than the Board of Directors. The Board held two meetings during the last fiscal year, and no director attended less than 75% of the aggregate of those meetings, either in person or telephonically.

The Board of Directors Recommends a Vote FOR All
Nominees.

PROPOSAL 2 - TO RATIFY MANAGMENT'S DECISION TO ISSUE
17,953,321 SHARES OF TVCN RESTRICTED COMMON STOCK IN
EXCHANGE FOR ALL THE ISSUED AND OUTSTANDING STOCK OF
MDA OF GEORGIA, INC.


On June 17, 1997, The Company entered into an agreement with MDA of Georgia, Inc. to issue 17,953,321 shares of TVCN's restricted common shares in exchange for all of the stock of MDA of Georgia, Inc. ( a wholly owned subsidiary of MDA, Inc., a company related to TVCN by having some common officers and directors.) The only asset of MDA of Georgia, Inc. was a four-channel E-
Group MMDS license in Rome, Georgia. This license had a four market value of about $2,000,000.00. The number of shares to be issued in the transaction was derived by averaging the high bid price of TVCN's stock at the close on each of the previous four Fridays, which were $0.14, $0.13, $0.15 and $0.15, as reported by the
National Quotation Bureau. The aveage of those high bids was $0.1425 per share. Since the shares issued by TVCn are restricted shares, and TVCN historically discounted restricted shares by 20%, the discounted average high bids of $0.1425 was discounted by 20% to $0.114 per share. The $2.0 million was then divided by $0.114. The resulting number was the number of shares
TVCN agreed to issue, i.e. 17,953,321 restricted shares.

The Board of Directors Recommends a Vote FOR this
Proposal.


PROPOSAL 3 - TO RATIFY MANAGEMENT'S DECISION TO SELL
THE ROME, GEORGIA FOUR CHANNEL E-GROUP MMDS LICENSE TO
BELL SOUTH WIRELESS CABLE, INC. FOR TWO MILLION DOLLARS
($2,000,000.00) IN CASH.


Pursuant to an agreement that had already been negotiated MDA, Inc. and by MDA of Georgia, Inc.
("MDA") and BellSouth Wireless Cable, Inc., TVCN authorized the management of MDA to honor agreement and sell the Rome, Georgia four channel E-Group MMDS linces and equipment of $2,000,000.00. The transaction was finalized on June 18, 1997 and TVCN, by and through its wholly owned subsidiary (MDA of Georgia, Inc.) received
$2 million in cash. Since the equipment was fully depreciated, the entire $2,000,000.00 was booked as the value of the license being sold.


The Board of Directors Recommends a Vote FOR this
Proposal.


PROPOSAL 4 - RETAINING THE INDEPENDENT AUDITING FIRM

     On March 31, 1996, the Company signed an
engagement letter with the auditing firm of Ehrhardt,
Keefe, Steiner & Hottman, PC of 7979 East Tufts Avenue,
Suite 400, Denver, Colorado 80237 (EKSH or "Auditor")
(Telephone Number:  (303) 740-9400; Fax Number:  (303)
740-9009). The agreement letter was signed by the Auditor after meetings with the Company's President and the Controller. The Auditor agreed to audit the Company's financial records for fiscal year ended March
31, 1997, The Auditor also agreed to assist the Company in the preparation of the Company's Annual Report on Form 10-KSB. The Company agreed to abide by the Auditor's recommendations. The Board has again selected EKSH as TVCN's auditors for the fiscal year ending March 31, 1998 and recommends that the shareholders ratify and approve the selection.

The Board of Directors Recommends a Vote FOR this
Proposal.

     During the Company's last fiscal year and the interim periods there were no disagreements with the accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In the event this proposal is not passed, the Company will fulfill its present contractual obligations with the present firm and seek a new independent auditing firm for the next fiscal year.





COMPENSATION PLAN

Incentive Stock Option Plan:

     Effective July 14, 1987, the Company adopted an incentive Stock Option Plan for Company executives and key employees. The Company has reserved 2,000,000
(post 5 to 1 reverse split) common shares for issuance pursuant to the plan. The plan provides that no option may be granted at an exercise price less than the fair market value of the common shares of the Company on the date of grant. To date, no options have been granted pursuant to the plan. Under current terms, the plan will terminate in 1997.

OTHER COMPENSATION BENEFITS

     The Company currently has no Directors or Executive Officers who receive cash compensation in an amount over $60,000, except the Company's President, Omar A. Duwaik and Vice-President and General Counsel,
Barry Arrington. The Company offers a health benefits package to all employees, but currently has no retirement plan. The costs for the health benefit package (medical insurance) are paid by the eligible enrollees.

     No option/Stock Appreciation Rights  ("SAR")
Grants were awarded during the Last Fiscal Year.  No
Aggregated option SAR Exercises were awarded during Last Fiscal Year. Therefore, Fiscal Year End
Option/SAR Values and long-term Incentive Plan Award
Tables have been omitted.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     On March 31, 1997, the Company signed an engagement letter with the auditing firm of Ehrhardt, Keefe, Steiner, & Hottman, PC of 7979 East Tufts
Avenue, Suite 400, Denver, Colorado 80237 (EKSH or
"Auditor") (Telephone Number:  (303) 740-9400; Fax
Number:  (303) 740-9009.)  EKSH also audited the
Company's financial records for fiscal years ended
March 31, 1993, 1994, 1995 and 1996
and restated the Company's financial records for 1992.
The Auditor agreed to audit the Company's financial records for fiscal year 1997 and assist the Company in the preparation of the Company's Annual Report on Form
10-KSB.

     A representative(s) of EKSH will be available at the Annual Meeting to respond to any questions and make a statement.

     The principal accountants' report on the financial statements of the fiscal year 1997 contained no adverse opinions, nor a disclaimer of opinion, nor was qualified as to uncertainty, audit scope, or accounting principles.

OTHER BUSINESS AT THE NEXT ANNUAL MEETING OF
SHAREHOLDERS

Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the Proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and according to the Company By-Laws. Pursuant to the By-Laws of the Company, for any matter (other than proposals made by Management) to be properly brought before the 1998
Annual Meeting of Shareholders by a Shareholder, the other matter must be a proper subject for stockholder action. The stockholder proposing to bring such other matter must be entitled to vote at the 1998 Annual
Meeting of Shareholders and must deliver written notice describing such other matter, which written notice must be received by the Secretary of the Company, at the Company's principal office in Denver, Colorado on or before March 31, 1998.

ANNUAL REPORT

The financial audit of the Company has been completed and is incorporated herein by reference.

     The Form 10-KSB has been included as a part of the Company's Annual Report which is enclosed in this mailing.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT
A CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED MARCH 31, 1997, TO EACH
SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED
COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF BANK
OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON
September 22, 1997.  ANY REQUEST BY A SHAREHOLDER FOR
THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB SHOULD BE
MAILED TO THE COMPANY'S SECRETARY, TV COMMUNICATIONS
NETWORK, INC., 10020 EAST GIRARD AVENUE, SUITE 300,
DENVER, CO 80231.

The above Notice of Annual Meeting of Shareholders and
Proxy Statement are sent by order of the Board of Directors.





                                    Dennis J. Horner, Secretary

Denver, Colorado
September 24, 1997

TV COMMUNICATIONS NETWORK, INC.

Proxy Solicited on Behalf of the Board of Directors for its Annual Meeting of Shareholders

The undersigned hereby appoint Omar A. Duwaik, Armand
DePizzol, and Dennis J. Horner, or any of them, with the power of substitution, as proxies to vote all shares of the Common Stock of the Company owned by the undersigned at the Annual meeting of the Stockholders to be held at 10020 East Girard Avenue, Suite 301,
Denver, Colorado 80231, on October 16, 1997, or to any adjournment thereof, on such business as may properly come before the meeting, including the following items as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement:

(1)  To elect the following three (3) Directors:


     Omar A. Duwaik          _ For     _ Against     _Abstain
     Armand DePizzol         _ For     _ Against     _Abstain
     Dennis J. Horner        _ For     _ Against     _Abstain

 (2)  To ratify management's decision to issue
17,953,321 shares of TVCN restricted common stock in exchange for all the issued and outstanding shares of MDA of Georgia, Inc.

                             _ For     _ Against     _Abstain

(3) To ratify management's decision to sell the Rome, Georgia Four Channel E-Group MMDS License to BellSouth
Wireless Cable, Inc. for Two Million Dollars
($2,000,000.00) in cash.

                             _ For     _ Against     _Abstain

 (4) To ratify the Management decision to engage the services of the auditing firm of Ehrhardt, Keefe, Steiner & Hottman, P.C.

                             _ For     _ Against     _Abstain

Please date, sign, and mail in the enclosed envelope.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted for proposals 1 through 4. It is revocable at any time before it is exercised.

Number of shares:  _____________     Date:  _________________

                    Please Print

Signature:  ______________     Name & Title: __________________

                    Please Print

Signature:  ______________     Name & Title: __________________


Address:
_______________________________________________________________


_______________________________________________________________


Instructions: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.